Exhibit 99

        Fortune Brands Announces Strong Third Quarter Results

    LINCOLNSHIRE, Ill.--(BUSINESS WIRE)--Nov. 4, 2005--Fortune Brands, Inc. (NYSE:FO):

    --  Strong Top-Line Growth Drives Double-Digit Growth in EPS
        Before Charges/Gains

    --  Cabinets, Moen, Titleist & Jim Beam Fuel Robust Sales Gain

    --  Integration of New Spirits & Wine Brands Progressing Well

    Fortune Brands, Inc. (NYSE:FO), the consumer brands company, today announced strong operating results for the third quarter of 2005.
    Consumer demand for brands including Moen, Titleist, Jim Beam and the company's cabinet brands drove broad-based sales for Fortune Brands that grew at an 8% underlying rate. The company's recently acquired spirits and wine brands, including Sauza, Courvoisier, Canadian Club and Clos du Bois, added to sales. Fortune Brands' continuing operations, which exclude the office products business that was spun-off to shareholders during the quarter, delivered double-digit growth in earnings per share before charges/gains. Reported results were impacted by the required expensing of a portion of the spirits and wine acquisition purchase price.
    "The third quarter was a period of tremendous progress for Fortune
Brands: our consumer brands drove strong top-line growth, we delivered on our earnings growth goals, and we completed the two most significant value-creating strategic moves in our eight-year history as Fortune Brands," said Fortune Brands chairman & CEO Norm Wesley. "Sales grew in each of our three consumer businesses, our largest brands continued to gain market share, and we grew sales double-digits in cabinets, faucets and entry doors. Our broad-based success was once again driven by successful new products, effective marketing, and customers who increasingly look to us as a partner of choice."

    For the third quarter:

    -- Net income was $92.2 million ($0.61 per diluted share), as compared to $226.8 million ($1.52 per diluted share) in the year-ago quarter. EPS comparisons were adversely impacted by three significant items: the expensing of $83 million of the purchase price of the spirits and wine acquisition, as required by mark-to-market accounting standards for transactions based in foreign currencies ($0.55 per diluted share); the absence of a $45 million tax-related credit recorded in the year-ago period ($0.31 per diluted share); and the absence of income due to the ACCO spin-off (net $0.16 per diluted share).

    On a continuing operations basis for the third quarter:

    -- Diluted EPS before charges/gains was $1.12, up 12% from $1.00 in the third quarter of 2004. These results were in line with the mean estimate of Wall Street securities analysts.

    -- Net sales were $1.8 billion, up 19%. Sales benefited 11 percentage points from the net impact of acquisitions, excise taxes and favorable foreign exchange.

    --  Operating income increased 18% to $294.5 million.

    --  Return on equity before charges/gains was 21.5%.

    --  Return on invested capital before charges/gains was 12.7%.

    "It's notable that we achieved our double-digit EPS growth goal even with the headwinds of higher costs for energy and raw materials and even before the slight benefit from our new spirits and wine brands," Wesley added. "Results were also impacted by costs for initiatives that will benefit us in the long run, including plant start-up expenses and one-time expenses for a lower cost sourcing initiative in Home & Hardware, and integration-related costs in Spirits & Wine. Our new spirits and wine brands added slightly to earnings in the quarter and are on track to contribute modestly to EPS over the balance of 2005, as we've previously projected. We're pleased with the pace and progress of the integration, and we now believe that the benefit to 2006 earnings from this acquisition will be at or above the high end of the 25-35 cents-per-share range we've previously communicated. We believe Fortune Brands is well positioned to deliver significant value in the years ahead as a more sharply focused, high-performance consumer brands company."

    Reaffirming Full-Year Outlook for Double-Digit Growth in EPS
Before Charges/Gains

    "As we look to the fourth quarter, we expect to continue delivering solid performance and we believe our breadth across attractive consumer categories will continue to serve us well," Wesley continued. "We'll face challenging comparisons to last year's fourth quarter when underlying sales increased double-digits and diluted EPS before charges/gains was up more than 20%. Even with these tough comparisons and our continued expectations for more normalized growth in the housing and home-improvement market, we're targeting fourth quarter EPS before charges/gains to grow at a mid-single to low-double-digit rate above the very strong results of the year-ago quarter. For the full year, we're reaffirming our expectation that we'll deliver double-digit growth in EPS before charges/gains, achieving our long-term goal."
    The company also reaffirmed its target for full-year free cash flow after dividends in the range of $400-450 million, excluding any impact from the spirits and wine acquisition.

    About Fortune Brands

    Fortune Brands, Inc. is a leading consumer brands company with annual sales exceeding $7 billion. Its operating companies have premier brands and leading market positions in home and hardware products, spirits and wine, and golf equipment. Home and hardware brands include Moen faucets, Aristokraft, Omega, Diamond and Schrock cabinets, Therma-Tru door systems, Master Lock padlocks and Waterloo tool storage sold by units of Fortune Brands Home & Hardware LLC. Jim Beam Brands Worldwide, Inc. is the company's spirits and wine business. Major spirits and wine brands include Jim Beam and Maker's Mark bourbons, Sauza tequila, Canadian Club whisky, Courvoisier cognac, DeKuyper cordials, Starbucks(TM) Coffee Liqueur, Laphroaig single malt Scotch and Clos du Bois and Geyser Peak wines. Acushnet Company's golf brands include Titleist, Cobra and FootJoy. Fortune Brands, headquartered in Lincolnshire, Illinois, is traded on the New York Stock Exchange under the ticker symbol FO and is included in the S&P 500 Index and the MSCI World Index.
    To receive company news releases by e-mail, please visit www.fortunebrands.com.

    Forward-Looking Statements

    This press release contains statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Readers are cautioned that these forward-looking statements speak only as of the date hereof, and the company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date of this release. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to changes in general economic conditions, foreign exchange rate fluctuations, changes in interest rates, changes in commodity costs, returns on pension assets, competitive product and pricing pressures, trade consolidations, the impact of excise tax increases with respect to distilled spirits, regulatory developments, the uncertainties of litigation, changes in golf equipment regulatory standards, the impact of weather, particularly on the home products and golf brands, increases in health care costs, challenges in the integration of acquisitions and joint ventures, including the spirits and wine acquisition and the related internal controls over financial reporting, potential purchase price adjustments for the spirits and wine acquisition, as well as other risks and uncertainties detailed from time to time in the Company's Securities and Exchange Commission filings.

    Use of Non-GAAP Financial Information

    This press release includes earnings and diluted earnings per share before charges/gains, underlying sales data, return on equity before charges/gains, return on invested capital before charges/gains, and free cash flow, measures not derived in accordance with generally accepted accounting principles ("GAAP"). These measures should not be considered in isolation as a substitute for any measure derived in accordance with GAAP, and may also be inconsistent with similar measures presented by other companies. Reconciliation of these measures to the most closely comparable GAAP measures, and reasons for the company's use of these measures, are presented in the attached pages.


                         FORTUNE BRANDS, INC.
                   CONSOLIDATED STATEMENT OF INCOME
                (In millions, except per share amounts)
                              (Unaudited)

                                      Three Months Ended September 30,
                                      --------------------------------
                                          2005      2004     % Change
                                      --------------------------------

                                      --------------------------------
 Net Sales                              $1,801.6  $1,508.3       19.4
                                      --------------------------------

       Cost of goods sold                  986.3     817.5       20.6

       Excise taxes on spirits and wine     85.9      70.6       21.7

       Advertising, selling, general
        and administrative expenses        418.7     352.7       18.7

       Amortization of intangibles           8.6       8.2        4.9

       Restructuring
        and acquisition-related items        7.6      10.0      (24.0)

                                      --------------------------------
 Operating Income                          294.5     249.3       18.1
                                      --------------------------------

       Interest expense                     52.1      20.0      160.5

       Other (income) expense, net          73.5      (9.1)         -


 Income from Continuing Operations
  before income taxes and minority    --------------------------------
  interests                                168.9     238.4      (29.2)
                                      --------------------------------

       Income taxes                         86.3      45.4       90.1

       Minority interests                    3.3       4.2      (21.4)

                                      --------------------------------
 Income from Continuing Operations          79.3     188.8      (58.0)
                                      --------------------------------

 Income from Discontinued Operations        12.9      38.0      (66.1)

                                      --------------------------------
 Net Income                                 92.2     226.8      (59.3)
                                      --------------------------------


 Earnings Per Common Share, Basic:
                                      --------------------------------
   Income from continuing operations        0.54      1.31      (58.8)
   Income from discontinued operations      0.09      0.26      (65.4)
   Net Income                               0.63      1.57      (59.9)
                                      --------------------------------

 Earnings Per Common Share, Diluted:
                                      --------------------------------
   Income from continuing operations        0.52      1.27      (59.1)
   Income from discontinued operations      0.09      0.25      (64.0)
   Net Income                               0.61      1.52      (59.9)
                                      --------------------------------

 Avg. Common Shares Outstanding
                                      --------------------------------
       Basic                               146.0     144.0        1.4
       Diluted                             151.1     148.8        1.5
                                      --------------------------------


                                       Nine Months Ended September 30,
                                      --------------------------------
                                          2005      2004     % Change
                                      --------------------------------

                                      --------------------------------
 Net Sales                              $5,102.2  $4,565.9       11.7
                                      --------------------------------

       Cost of goods sold                2,782.8   2,464.7       12.9

       Excise taxes on spirits and wine    222.0     214.1        3.7

       Advertising, selling, general
        and administrative expenses      1,206.2   1,081.7       11.5

       Amortization of intangibles          25.0      27.0       (7.4)

       Restructuring
        and acquisition-related items        7.6      17.4      (56.3)

                                      --------------------------------
 Operating Income                          858.6     761.0       12.8
                                      --------------------------------

       Interest expense                     91.3      58.4       56.3

       Other (income) expense, net          87.3     (34.9)         -


 Income from Continuing Operations
  before income taxes and minority    --------------------------------
  interests                                680.0     737.5       (7.8)
                                      --------------------------------

       Income taxes                        262.0     230.9       13.5

       Minority interests                   12.3      12.8       (3.9)

                                      --------------------------------
 Income from Continuing Operations         405.7     493.8      (17.8)
                                      --------------------------------

 Income from Discontinued Operations        39.5      40.5       (2.5)

                                      --------------------------------
 Net Income                                445.2     534.3      (16.7)
                                      --------------------------------


 Earnings Per Common Share, Basic:
                                      --------------------------------
   Income from continuing operations        2.79      3.39      (17.7)
   Income from discontinued operations      0.27      0.28       (3.6)
   Net Income                               3.06      3.67      (16.6)
                                      --------------------------------

 Earnings Per Common Share, Diluted:
                                      --------------------------------
   Income from continuing operations        2.70      3.29      (17.9)
   Income from discontinued operations      0.26      0.27       (3.7)
   Net Income                               2.96      3.56      (16.9)
                                      --------------------------------

 Avg. Common Shares Outstanding
                                      --------------------------------
       Basic                               145.4     145.3        0.1
       Diluted                             150.4     150.3        0.1
                                      --------------------------------

 Actual Common Shares Outstanding
                                      --------------------------------
       Basic                               146.1     144.0        1.5
       Diluted                             151.1     149.1        1.3
                                      --------------------------------


                         FORTUNE BRANDS, INC.
                (In millions, except per share amounts)
                              (Unaudited)

 NET SALES AND OPERATING INCOME
 ------------------------------

                                      Three Months Ended September 30,
                                      --------------------------------
                                          2005      2004     % Change
                                      --------------------------------
 Net Sales
                                      --------------------------------
       Home and Hardware                $1,073.6     $959.4      11.9
       Spirits and Wine                    449.6      279.3      61.0
       Golf                                278.4      269.6       3.3
                                      --------------------------------
 Total                                  $1,801.6   $1,508.3      19.4
                                      --------------------------------


                                      --------------------------------
 Underlying Sales (a)                   $1,556.9   $1,442.5       7.9
                                      --------------------------------
       Acquisitions/Divestitures           162.8       (4.8)        -
       Foreign Exchange                     11.0          -         -
       Excise Taxes                         70.9       70.6       0.4
                                      --------------------------------
 Net Sales                              $1,801.6   $1,508.3      19.4
                                      --------------------------------

 Operating Income
                                      --------------------------------
       Home and Hardware                  $181.7     $161.7      12.4
       Spirits and Wine                     95.8       74.6      28.4
       Golf                                 28.6       27.0       5.9
       Corporate expenses                   11.6       14.0     (17.1)
                                      --------------------------------
 Total                                     294.5      249.3      18.1
                                      --------------------------------


 Operating Income Before Charges (b)

                                      --------------------------------
       Home and Hardware                   181.7      171.1       6.2
       Spirits and Wine                    103.4       74.6      38.6
       Golf                                 28.6       27.6       3.6

 Less:
       Corporate expenses                   11.6       14.0     (17.1)
       Restructuring
        and acquisition-related items        7.6       10.0     (24.0)
                                      --------------------------------
 Operating Income                          294.5      249.3      18.1
                                      --------------------------------


 NET SALES AND OPERATING INCOME
                                       Nine Months Ended September 30,
                                      --------------------------------
                                          2005      2004     % Change
                                      --------------------------------

 Net Sales
                                      --------------------------------
       Home and Hardware                $3,025.0  $2,733.7       10.7
       Spirits and Wine                  1,013.0     815.8       24.2
       Golf                              1,064.2   1,016.4        4.7
                                      --------------------------------
 Total                                  $5,102.2  $4,565.9       11.7
                                      --------------------------------


                                      --------------------------------
 Underlying Sales (a)                   $4,690.6   4,368.6        7.4
                                      --------------------------------
        Acquisitions/Divestitures          162.8     (16.8)         -
        Foreign Exchange                    41.8         -          -
        Excise Taxes                       207.0     214.1       (3.3)
                                      --------------------------------
 Net Sales                               5,102.2   4,565.9       11.7
                                      --------------------------------

 Operating Income
       Home and Hardware                   485.5     436.6       11.2
       Spirits and Wine                    243.0     217.3       11.8
       Golf                                177.9     151.7       17.3
       Corporate expenses                   47.8      44.6        7.2
                                      --------------------------------
  Total                                    858.6     761.0       12.8
                                      --------------------------------


  Operating Income Before Charges (b)

                                      --------------------------------
       Home and Hardware                   485.5     448.5        8.2
       Spirits and Wine                    250.6     217.3       15.3
       Golf                                177.9     157.2       13.2

 Less:
       Corporate expenses                   47.8      44.6        7.2
       Restructuring
        and acquisition-related items        7.6      17.4      (56.3)
                                      --------------------------------
 Operating Income                          858.6     761.0       12.8
                                      --------------------------------

(a) Underlying Sales is Net Sales derived in accordance with GAAP excluding changes in foreign currency exchange rates, spirits & wine excise taxes and the net sales from divested entities. With the exception of the Spirits & Wine acquired brands, Underlying Sales also includes net sales from acquisitions for the comparable prior-year period. The results of the Spirits & Wine acquired brands are excluded from Underlying Sales in both the current year and the prior year as the information is not available in the prior year.

Underlying Sales is a measure not derived in accordance with GAAP. Management uses this measure to evaluate the overall performance of the Company, and believes this measure provides investors with helpful supplemental information regarding the underlying performance of the Company from year-to-year. This measure may be inconsistent with similar measures presented by other companies.

(b) Operating Income Before Charges is Operating Income derived in accordance with GAAP excluding any non-recurring items.
Operating Income Before Charges is a measure not derived in accordance with GAAP. Management uses this measure to determine the returns generated by our operating segments and to evaluate and identify cost-reduction initiatives. Management believes this measure provides investors with helpful supplemental information regarding the underlying performance of the Company from year-to-year. This measure may be inconsistent with similar measures presented by other companies.


 FREE CASH FLOW
 --------------
                                      Three Months Ended September 30,
                                      --------------------------------
                                           2005            2004
                                      --------------------------------

                                      --------------------------------
 Free Cash Flow (b)                      $169.3          $149.4
   Add :
   Net Capital Expenditures                49.3            45.6
   Dividends Paid                          52.7            47.7
                                      --------------------------------
 Cash Flow From Operations               $271.3          $242.7
                                      --------------------------------


                                       Nine Months Ended September 30,
                                      --------------------------------
                                           2005            2004
                                      --------------------------------

                                      --------------------------------
 Free Cash Flow (b)                      $305.0          $335.6
   Add :
   Net Capital Expenditures               150.3           128.4
   Dividends Paid                         148.8           135.8
                                      --------------------------------
 Cash Flow From Operations               $604.1          $599.8
                                      --------------------------------

(b) Free Cash Flow is Cash Flow from Operations less net capital expenditures and dividends paid to stockholders.

Free Cash Flow is a measure not derived in accordance with GAAP. Management believes that Free Cash Flow provides investors with helpful supplemental information about the Company's ability to fund internal growth, make acquisitions, repay debt and repurchase common stock. This measure may be inconsistent with similar measures presented by other companies.


EPS BEFORE CHARGES/GAINS ON A CONTINUING OPERATIONS BASIS
---------------------------------------------------------

EPS Before Charges/Gains is Income from Continuing Operations calculated on a per share basis excluding any non-recurring items.

For the third quarter of 2005, on a continuing operations basis, EPS Before Charges/Gains is Income from Continuing Operations calculated on a per share basis excluding the $7.6 million ($4.9 million after tax) restructuring and acquisition-related items, hedging program costs of $4.7 million ($3.0 million after tax) and hedge accounting expense of $82.7 million. For the nine-month period ended September 30, 2005, EPS Before Charges/Gains excludes the $7.6 million ($4.9 million after tax) restructuring and acquisition-related items, hedging program costs of $33.0 million ($21.1 million after tax), hedge accounting expense of $87.9 million and $7.7 million in a tax-related credit.

For the third quarter of 2004, on a continuing operations basis, EPS Before Charges/Gains is Income from Continuing Operations calculated on a per share basis excluding the $10.0 million ($6.1 million after tax) restructuring and restructuring-related items and a $45.5 million tax reserve reversal. For the nine-month period ended September 30, 2004, EPS Before Charges/Gains excludes $17.4 million ($10.7 million after tax) restructuring and restructuring-related items, a $45.5 million tax reserve reversal and $12.0 million ($7.6 million after tax) of insurance proceeds from a Kentucky bourbon warehouse fire.

EPS Before Charges/Gains is a measure not derived in accordance with GAAP. Management uses this measure to evaluate the overall performance of the Company and believes this measure provides investors with helpful supplemental information regarding the underlying performance of the Company from year-to-year. This measure may be inconsistent with similar measures presented by other companies.


                                      Three Months Ended September 30,
                                      --------------------------------
                                           2005      2004     % Change
                                      --------------------------------

  Continuing Operations -             --------------------------------
   Income Before Charges/Gains            $169.9    $149.4       13.7
                                      --------------------------------

  Earnings Per Common Share - Basic

    Income from Continuing Operations
     Before Charges/Gains                   1.16      1.04       11.5
       Tax-related credit                      -      0.31          -
       Hedging program costs               (0.02)        -          -
       Hedge accounting expense            (0.57)        -          -
       Restructuring
        and acquisition-related items      (0.03)    (0.04)      25.0

                                      --------------------------------
    Income from Continuing Operations       0.54      1.31      (58.8)
                                      --------------------------------

                                      --------------------------------
    Income from Discontinued Operations     0.09      0.26      (65.4)
                                      --------------------------------

                                      --------------------------------
    Net Income                              0.63      1.57      (59.9)
                                      --------------------------------


                                      --------------------------------
 Earnings Per Common Share - Diluted

    Income from Continuing Operations
     Before Charges/Gains                   1.12      1.00       12.0
       Tax-related credit                      -      0.31          -
       Hedging program costs               (0.02)        -          -
       Hedge accounting expense            (0.55)        -          -
       Restructuring
        and acquisition-related items      (0.03)    (0.04)      25.0

                                      --------------------------------
    Income from Continuing Operations       0.52      1.27      (59.1)
                                      --------------------------------

                                      --------------------------------
    Income from Discontinued Operations     0.09      0.25      (64.0)
                                      --------------------------------

                                      --------------------------------
    Net Income                              0.61      1.52      (59.9)
                                      --------------------------------


                                       Nine Months Ended September 30,
                                      --------------------------------
                                           2005      2004     % Change
                                      --------------------------------

 Continuing Operations -              --------------------------------
  Income Before Charges/Gains             $511.9    $451.4       13.4
                                      --------------------------------

 Earnings Per Common Share - Basic

    Income from Continuing Operations
     Before Charges/Gains                   3.52      3.10       13.5
       Kentucky bourbon warehouse
        fire insurance proceeds                -      0.05          -
       Tax-related credit                   0.05      0.31      (83.9)
       Hedging program costs               (0.15)        -          -
       Hedge accounting expense            (0.60)        -          -
       Restructuring
        and acquisition-related items      (0.03)    (0.07)      57.1

                                      --------------------------------
    Income from Continuing Operations       2.79      3.39      (17.7)
                                      --------------------------------

                                      --------------------------------
    Income from Discontinued Operations     0.27      0.28       (3.6)
                                      --------------------------------

                                      --------------------------------
    Net Income                              3.06      3.67      (16.6)
                                      --------------------------------


                                      --------------------------------
 Earnings Per Common Share - Diluted

    Income from Continuing Operations
     Before Charges/Gains                   3.40      3.01       13.0
       Kentucky bourbon warehouse
        fire insurance proceeds                -      0.05          -
       Tax-related credit                   0.05      0.30      (83.3)
       Hedging program costs               (0.14)        -          -
       Hedge accounting expense            (0.58)        -          -
       Restructuring
        and acquisition-related items      (0.03)    (0.07)      57.1

                                      --------------------------------
    Income from Continuing Operations       2.70      3.29      (17.9)
                                      --------------------------------

                                      --------------------------------
    Income from Discontinued Operations     0.26      0.27       (3.7)
                                      --------------------------------

                                      --------------------------------
    Net Income                              2.96      3.56      (16.9)
                                      --------------------------------


RECONCILIATION OF 2005 EARNINGS GUIDANCE TO GAAP
------------------------------------------------

The Company has targeted fourth quarter EPS before charges/gains from continuing operations to grow at a mid-single to low-double-digit rate compared to the year-ago quarter. For the full year, the Company continues to target double-digit growth in EPS before charges/gains for continuing operations. The Company expects fourth quarter and full year GAAP EPS from continuing operations to be significantly below the prior year due to the tax-related credits recorded in the prior year periods. In addition, full year GAAP EPS will also be negatively impacted by acquisition-related expenses that were recorded in the current quarter.


RESTRUCTURING AND ACQUISITION-RELATED ITEMS
-------------------------------------------

The Company recorded pre-tax acquisition-related integration costs of $7.6 million ($4.9 million after tax) associated with the Spirits and Wine acquisition in the three-month period ended September 30, 2005.

                            Three Months Ended September 30, 2005
                            (In millions, except per share amounts)
                       -----------------------------------------------
                                      Acquisition-Related Items
                                      -------------------------
                       Restructuring    Cost of Sales  SG & A    Total
                                           Charges     Charges
                       -----------------------------------------------
   Spirits and Wine             -             -          7.6      7.6
                       -----------------------------------------------
      Total                     -             -          7.6      7.6
                       -----------------------------------------------

                                                               -------
Income tax benefit                                                2.7
                                                               -------
Net charge                                                       $4.9
                                                               -------
Charge per common share
                                                               -------
  Basic                                                         $0.03
  Diluted                                                       $0.03
                                                               -------


                              Nine Months Ended September 30, 2005
                            (In millions, except per share amounts)
                       -----------------------------------------------
                                      Acquisition-Related Items
                                      -------------------------
                       Restructuring    Cost of Sales  SG & A    Total
                                           Charges     Charges
                       -----------------------------------------------
   Spirits and Wine             -             -          7.6      7.6
                       -----------------------------------------------
      Total                     -             -          7.6      7.6
                       -----------------------------------------------

                                                               -------
Income tax benefit                                                2.7
                                                               -------
Net charge                                                       $4.9
                                                               -------
Charge per common share
  Basic                                                         $0.03
  Diluted                                                       $0.03
                                                               -------


                         FORTUNE BRANDS, INC.
                 CONDENSED CONSOLIDATED BALANCE SHEET
                             (In millions)
                              (Unaudited)

                                           September 30, September 30,
                                              2005(a)        2004
                                           ------------- -------------
 Assets
     Current assets
                                           ------------- -------------
         Cash and cash equivalents               $207.3        $128.7
         Accounts receivable, net               1,114.0         783.0
         Inventories                            1,665.4         884.3
         Other current assets                     320.9         235.6
         Current assets of discontinued
          operations                                  -         526.8
                                           ------------- -------------
           Total current assets                 3,307.6       2,558.4

       Property, plant and equipment, net       1,691.4       1,173.4
       Intangibles resulting from
        business acquisitions, net              6,473.4       3,242.4
       Other assets                             1,676.2         379.0
       Noncurrent assets of discontinued
        operations                                    -         367.0
                                           ------------- -------------
           Total assets                        13,148.6       7,720.2
                                           ------------- -------------


 Liabilities and Stockholders' Equity
     Current liabilities
                                           ------------- -------------
         Short-term debt                          609.8         543.3
         Current portion of long-term debt          0.2         200.4
         Other current liabilities              1,640.5       1,195.4
         Current liabilities of
          discontinued operations                     -         266.2
                                           ------------- -------------
           Total current liabilities            2,250.5       2,205.3

     Long-term debt                             5,389.3       1,241.0
     Other long-term liabilities                1,544.9         955.1
     Minority interests                           443.3         357.1
     Noncurrent liabilities of
      discontinued operations                         -          80.1
                                           ------------- -------------
           Total liabilities                    9,628.0       4,838.6

     Stockholders' equity                       3,520.6       2,881.6
                                           ------------- -------------

           Total liabilities and
            stockholders' equity               13,148.6       7,720.2
                                           ------------- -------------


(a) 2005 line items reflect FIN 46(R) accounting for the acquired
    Allied Brands.


 Reconciliations of ROE based on Net Income From Continuing Operations
            Before Charges to ROE based on GAAP Net Income
                    (September 30, 2005, Unaudited)


               Rolling twelve months
                  Net Income From                  ROE based on Net
               Continuing Operations                 Income From
                Before Charges less              Continuing Operations
                Preferred Dividends    Equity       Before Charges
               ---------------------   -------   ---------------------
Fortune Brands          $677.6      / $3,149.2  =         21.5%




               Rolling twelve months
               GAAP Net Income less                ROE based on GAAP
                Preferred Dividends    Equity         Net Income
               ---------------------   -------   ---------------------

Fortune Brands          $694.0      / $3,278.8  =         21.2%


Return on Equity - or ROE - Before Charges is net income from continuing operations less preferred dividends derived in accordance with GAAP excluding any non-recurring items divided by the twelve month average of GAAP common equity (total equity less preferred equity) excluding any non-recurring items.



Reconciliations of ROIC based on Net Income From Continuing Operations
            Before Charges to ROIC based on GAAP Net Income
                    (September 30, 2005, Unaudited)


               Rolling twelve months
                  Net Income From                  ROIC based on Net
               Continuing Operations                 Income From
                Before Charges plus   Invested   Continuing Operations
                 Interest Expense      Capital      Before Charges
               ---------------------   -------   ---------------------

Fortune Brands          $748.3      / $5,886.4  =         12.7%



               Rolling twelve months
               GAAP Net Income plus   Invested    ROIC based on GAAP
                 Interest Expense      Capital        Net Income
               ---------------------   -------   ---------------------

Fortune Brands          $771.2      / $6,023.4  =         12.8%


Return on Invested Capital - or ROIC - Before Charges is net income from continuing operations plus interest expense derived in accordance with GAAP excluding any non-recurring items divided by the twelve month average of GAAP Invested Capital (net debt plus equity) excluding any non-recurring items.


ROE From Continuing Operations Before Charges and ROIC From Continuing Operations Before Charges are measures not derived in accordance with GAAP. Management uses these measures to determine the returns generated by operating segments and to evaluate and identify cost-reduction initiatives. Management believes these measures provide investors with helpful supplemental information regarding the underlying performance of the Company from year-to-year. These measures may be inconsistent with similar measures presented by other companies.

    CONTACT: Fortune Brands, Inc.
             Clarkson Hine (Media Relations), 847-484-4415
             Tony Diaz (Investor Relations), 847-484-4410